                                                                    Exhibit 8(b)

                                  APPENDIX A
                                    to the
                           Administration Agreement
                          Among BlackRock Funds/SM/,
                    BlackRock Advisors, Inc. and PFPC Inc.

                                        Class of
Name of Portfolio                        Shares
-----------------                       --------

Small Cap Value Equity
Portfolio                               Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

Small Cap Growth Equity
Portfolio                               Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

Large Cap Growth Equity
Portfolio                               Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

Large Cap Value Equity
Portfolio                               Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

Select Equity Portfolio                 Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C
                                        BlackRock

                                        Class of
Name of Portfolio                       Shares
-----------------                       ------

Index Equity Portfolio                  Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

International Equity
Portfolio                               Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

International Emerging
Markets Portfolio                       Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

Balanced Portfolio                      Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

Low Duration Bond
Portfolio                               Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C
                                        BlackRock

Intermediate Bond
Portfolio                               Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C
                                        BlackRock

                                        Class of
Name of Portfolio                       Shares
-----------------                       --------

Intermediate Government
Bond Portfolio                          Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C
Government Income
Portfolio                               Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

Core Bond Portfolio                     Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C
                                        BlackRock

Managed Income Portfolio                Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

International Bond
Portfolio                               Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

Tax-Free Income
Portfolio                               Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

                                        Class of
Name of Portfolio                       Shares
-----------------                       --------

Pennsylvania Tax-Free
Income Portfolio                        Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

New Jersey Tax-Free
Income Portfolio                        Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

Ohio Tax-Free Income
Portfolio                               Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

Money Market Portfolio                  Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C
                                        Hilliard Lyons

Municipal Money Market
Portfolio                               Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C
                                        Hilliard Lyons

U.S. Treasury Money
Market Portfolio                        Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

                                        Class of
Name of Portfolio                        Shares
-----------------                       --------


Ohio Municipal Money
Market Portfolio                        Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

Pennsylvania Municipal
Money Market Portfolio                  Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

North Carolina Municipal
Money Market Portfolio                  Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

New Jersey Municipal Money
Market Portfolio                        Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

Virginia Municipal Money
Market Portfolio                        Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

Multi-Sector Mortgage
Securities Portfolio III                Institutional

                                        Class of
Name of Portfolio                        Shares
-----------------                        ------

Mid-Cap Growth Equity
Portfolio                               Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

Mid-Cap Value Equity
Portfolio                               Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C


BlackRock Strategic
Portfolio I                             Institutional

BlackRock Strategic
Portfolio II                            Institutional

International Small Cap
Equity Portfolio                        Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

Micro-Cap
Equity Portfolio                        Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

GNMA Portfolio                          Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

                                        Class of
Name of Portfolio                        Shares
-----------------                       --------

Delaware Tax-Free
Income Portfolio                        Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

Kentucky Tax-Free
Income Portfolio                        Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

High Yield Bond Portfolio               Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C
                                        BlackRock

Multi-Sector Mortgage
Securities Portfolio IV                 Institutional


Global Science &
Technology Portfolio                    Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C


European Equity Portfolio               Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C


Asia Pacific Equity Portfolio           Institutional
                                        Service
                                        Investor A
                                        Investor B
                                        Investor C

Release.  "BlackRock Funds" and "Trustees of BlackRock Funds" refer respectively
-------
to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Company. The obligations of "BlackRock Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Company personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Customer must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Company.


Agreed to and accepted as of May 10, 2000.

BLACKROCK FUNDS(SM)

By:________________________
Name:
Title:


BLACKROCK ADVISORS, INC.

By:________________________
Name:
Title:


PFPC INC.

By:________________________
Name:
Title:

                                   APPENDIX B
                                   ----------

                          Administration Fees Payable
                      With Respect to BlackRock Funds(SM)

I.  Portfolios                          Fund-Based Administration Fees
    ----------                          ------------------------------

All Portfolios.                         Administrators are entitled to
                                        receive a combined fee, computed
                                        daily and payable monthly, at an
                                        annual rate of .085% of the first
                                        $500 million of each Portfolio's
                                        average daily net assets; .075% of
                                        the next $500 million of each
                                        Portfolio's average daily net assets;
                                        and .065% of each Portfolio's average
                                        daily net assets in excess of $1
                                        billion.


II.  Portfolios                         Class-Specific Administration Fee
     ----------                         ---------------------------------

Managed Income, Core                    Administrators are entitled to
Bond*, Intermediate Government          receive a combined fee, computed
Bond, Tax-Free Income, New Jersey       daily and payable monthly, at the
Tax-Free Income, Ohio Tax-Free          following maximum annual rates based
Income, Pennsylvania Tax-Free Income,   on the average daily net assets
Low Duration Bond*, Intermediate        allocated to each respective class
Bond*, International Bond,              of shares: .145% of the first $500
Government Income, Multi-Sector         million of average daily net assets
Mortgage Securities Portfolio III,      allocated to each respective class
Multi-Sector Mortgage Securities        of shares, .135% of the next $500
Portfolio IV, BlackRock Strategic       million of such average daily net
Portfolio I, BlackRock Strategic        assets, and .125% of all average
Portfolio II, GNMA, Delaware Tax-Free   daily net assets allocated to a
Income, Kentucky Tax-Free Income and    class of shares in excess of $1
High Yield Bond* Portfolios.            billion.

* With respect to BlackRock Shares of each of the Core Bond, Low Duration Bond, Intermediate Bond and High Yield Bond Portfolios, the Administrators are entitled to receive a combined fee, computed daily and payable monthly, at the following maximum annual rates based on the average daily net assets allocated to BlackRock Shares of each of those Portfolios: .035% of the first $500 million of average daily net assets allocated to BlackRock Shares, .025% of the next $500 million of such average daily net assets, and .015% of all average daily net assets allocated to BlackRock Shares in excess of $1 billion.

Money Market, Municipal Money Market,    Administrators are entitled to
U.S. Treasury Money Market, Ohio         receive a combined fee, computed
Municipal Money Market, New Jersey       daily and payable monthly, at the
Municipal Money Market, Pennsylvania     following maximum annual rates based
Municipal Money Market, North            on the average daily net assets
Carolina Municipal Money Market and      allocated to each respective class of
Virginia Municipal Money Market          shares: .095% of the first $500
Portfolios.                              million of average daily net assets
                                         allocated to a class of shares, .085%
                                         of the next $500 million of such
                                         average daily net assets, and .075%
                                         of all average daily net assets
                                         allocated to a class of shares in
                                         excess of $1 billion.

Large Cap Value Equity, Large Cap        Administrators are entitled to
Growth Equity, Small Cap Value           receive a combined fee, computed
Equity, International Equity, Index      daily and payable monthly, at the
Equity, Balanced, Small Cap Growth       following maximum annual rates based
Equity, Select Equity*, Mid-Cap          on the average daily assets allocated
Value Equity, Mid-Cap Growth Equity,     to each class of shares: .145% of
International Emerging Markets,          the first $500 million of average
International Small Cap Equity,          daily net assets allocated to a class
Micro-Cap Equity, Global Science &       of shares, .135% of the next $500
Technology, European Equity and Asia     million of such average daily net
Pacific Equity Portfolios.               assets and .125% of all average daily
                                         net assets allocated to a class of
                                         shares in excess of $1 billion.

* With respect to BlackRock Shares of the Select Equity Portfolio, the Administrators are entitled to receive a combined fee, computed daily and payable monthly, at the following maximum annual rates based on the average daily net assets allocated to BlackRock Shares of the Portfolio: .035% of the first $500 million of average daily net assets allocated to BlackRock Shares,
 .025% of the next $500 million of such average daily net assets, and .015% of all average daily net assets allocated to BlackRock Shares in excess of $1 billion.

Release.  "BlackRock Funds" and "Trustees of BlackRock Funds" refer respectively
-------
to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Company. The obligations of "BlackRock Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Company personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Customer must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Company.


Agreed to and accepted as of May 10, 2000.

BLACKROCK FUNDS(SM)

By:___________________
Name:
Title:


BLACKROCK ADVISORS, INC.

By:___________________
Name:
Title:


PFPC INC.

By:___________________
Name:
Title: